UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2025

Angel Oak Mortgage REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40495	37-1892154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3344 Peachtree Road Northeast, Suite 1725, Atlanta, Georgia 30326
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AOMR	New York Stock Exchange
9.500% Senior Notes due 2029	AOMN	New York Stock Exchange
9.750% Senior Notes due 2030	AOMD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01     Entry into a Material Definitive Agreement.

On October 1, 2025, Angel Oak Mortgage REIT, Inc., a Maryland corporation (the “Company”), Angel Oak Mortgage Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), and Falcons I, LLC, a Delaware limited liability company and the Company’s external manager (the “Manager”), entered into a new management agreement (the “New Management Agreement”) to supersede and replace in its entirety the Amended and Restated Management Agreement, dated as of May 1, 2024, among the Company, the Operating Partnership and the Manager (the “Prior Management Agreement”). The New Management Agreement, which is substantially the same as the Prior Management Agreement except as described below, was entered into immediately following the closing on October 1, 2025 of the strategic transaction between Angel Oak Companies, LP, an affiliate of the Manager (“Angel Oak Companies”), and Brookfield Asset Management Ltd. (“Brookfield”), as such transaction is described in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “Strategic Transaction”). Angel Oak Companies has advised the Company that the Strategic Transaction resulted in the current beneficial owners of Angel Oak Companies selling a majority of the outstanding beneficial ownership of Angel Oak Companies, and indirectly the Manager, to Brookfield. Angel Oak Companies has advised the Company that the Strategic Transaction is not expected to result in any material change in the day-to-day management of the Company, and will not result in any material changes to the Company’s investment objectives and strategies.

In accordance with the terms of the Prior Management Agreement, the Company and the independent members of the Company’s board of directors (the “Board”) consented to the assignment of the Prior Management Agreement resulting from the closing of the Strategic Transaction. In addition, the Board, including the independent directors, approved the Company’s entrance into the New Management Agreement. As indicated above, the New Management Agreement supersedes and replaces in its entirety the Prior Management Agreement and, in connection with entering into the New Management Agreement, with the mutual agreement of the parties, the Prior Management Agreement was terminated as of October 1, 2025 without the payment of any termination fee.

As referenced above, the New Management Agreement is substantially similar to the Prior Management Agreement, the material terms of which are described in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 2, 2025 in the section captioned “Certain Relationships and Related Party Transactions—Management Agreement,” which description is incorporated herein by reference. The New Management Agreement reflects two substantive changes from the Prior Management Agreement. The Prior Management Agreement required the Company to reimburse the Manager for a share of the wages, salaries and benefits incurred by the Manager with respect to the Company’s Chief Executive Officer and President, based upon the percentage of such person’s working time relating to the Company. Under the New Management Agreement, this provision was modified to provide that, for so long as Sreeni Prabhu serves as the Company’s Chief Executive Officer and President, the Manager will not be entitled to be reimbursed for the costs of his wages, salaries and benefits unless Mr. Prabhu devotes 100% of his working time on matters related to the Company and its subsidiaries (which is not currently the case), and any such reimbursement is approved in advance by at least two-thirds of the independent directors. In addition, under the New Management Agreement, with respect to the Company’s annual right to decline to renew the Management Agreement without cause upon the affirmative vote of at least two-thirds of the independent directors based upon a determination that the compensation payable to the Manager is not fair, it was clarified that any such determination will take into account amounts sought for expense reimbursement.

A copy of the New Management Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02     Termination of a Material Definitive Agreement.

The information required by Item 1.02 contained in Item 1.01 above with respect to the Prior Management Agreement is incorporated by reference herein.

Item 7.01     Regulation FD Disclosure.

On October 2, 2025, Angel Oak Companies issued a press release announcing the closing of the Strategic Transaction with Brookfield described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and the attached Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Management Agreement among Angel Oak Mortgage REIT, Inc., Angel Oak Mortgage Partnership, LP and Falcons I, LLC, dated as of October 1, 2025
Exhibit 99.1	Press Release dated October 2, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2025	ANGEL OAK MORTGAGE REIT, INC.

By: /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer and Treasurer